UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) February 5, 2019

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-8809	SCANA Corporation (a South Carolina corporation)	57-0784499
1-3375	South Carolina Electric & Gas Company (a South Carolina corporation)	57-0248695
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

DISCLOSURES PROVIDED ON BEHALF OF SCANA CORPORATION AND
SOUTH CAROLINA ELECTRIC & GAS COMPANY
Item 1.02. Termination of a Material Definitive Agreement
On February 5, 2019, South Carolina Fuel Company, Inc. (“SCFC”) terminated the $500,000,000 Second Amended and Restated Five-Year Credit Agreement, dated as of December 17, 2015, as amended, by and among SCFC, Wells Fargo Bank, National Association, as Swingline Lender and Agent, Bank of America, N.A. and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents, Branch Banking and Trust Company, Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Mizuho Bank, LTD., MUFG Union Bank, N.A., TD Bank, N.A. and UBS Securities LLC, as Documentation Agent, and the lenders identified therein (the “Credit Agreement”), effective February 8, 2019. The Credit Agreement was available to SCFC to be used for general corporate purposes. SCFC elected to terminate the Credit Agreement because it determined it no longer required the Credit Agreement to meet its financing needs.
A summary of the terms of the Credit Agreement may be found in the Current Report on Form 8-K filed by SCANA Corporation (the “Company”) and South Carolina Electric & Gas Company on December 22, 2015, which summary is incorporated herein by reference.
DISCLOSURES PROVIDED ON BEHALF OF SCANA CORPORATION ONLY
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On February 1, 2019, the Board of Directors (the “Board”) of the Company approved an amendment and restatement of the Company’s Amended and Restated Articles of Incorporation (as amended and restated, the “Articles of Incorporation”), to, among other changes, remove the requirement that the Board be classified, subject to the approval of shareholders of the Company. The approval of the shareholders of the Company was received by unanimous written consent on February 1, 2019.
The Articles of Incorporation were filed with and accepted by the State of South Carolina Secretary of State on February 6, 2019 and became effective on that same date.
The foregoing is a brief description of the amendments to the Articles of Incorporation and is qualified in its entirety by reference to the full text of the Articles of Incorporation, which is filed herewith as Exhibit 3.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
Applicable to
Exhibit	SCANA Corporation	South Carolina Electric & Gas Company	Description
3.1	X		Amended and Restated Articles of Incorporation of SCANA Corporation (filed herewith).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to disclosures provided on behalf of such registrant.

SCANA CORPORATION SOUTH CAROLINA ELECTRIC & GAS COMPANY Registrants

/s/ James R. Chapman
James R. Chapman Executive Vice President and Chief Financial Officer
Date: February 8, 2019